GSRX INDUSTRIES

INVESTOR PRESENTATION
NOVEMBER 2018 UPDATE
OTCQB: GSRX





DRAGONGLASS
FLAKE & BAKE
100mg CBD
SUGAR FREE
GLUTEN FREE
ZERO CARBS
ALCOHOL FREE
FAT FREE
VEGAN
LOW GLYCEMIC IMPACT
SATIVA THC
7.5 mg THC per level spoon
100 mg CBD per jar
NON-INTOXICATING CBD
7.5 mg CBD per level spoon
200 mg CBD per jar
Every batch of Dragonglass THC is made with organic Spirulinex and terpene rich crumble or shatter from our integrated garden and extractions facilities. This ensures full control and quality assurance along every step of production. We believe in using highest quality dabs for our Dragonglass in order to give you the full terpene experience. Somewhere between Vaping and Edibles, Dragonglass is an approachable and fun experience for novice and expert users alike.
Scientifically dosed for consistency and replicable experiences Dragonglass, is changing the edible paradigm.
Compatible with most common dietary restrictions. Approachable easy to dose and euphoric. Fast acting and appealing to the health conscious customer
HOW DO I TAKE IT?
NOW WHAT?
PEAK TIME GUIDE
PAIRS WELL WITH





GSRX INDUSTRIES INC.

Forward-Looking Statements

Statements in this presentation may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to GSRX Industries Inc. (“GSRX” or, the “Company”), its subsidiaries, or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in GSRX Industries Inc.’s filings with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to: (i) our ability to obtain financing to expand our operations; (ii) product demand, market, and customer acceptance of the Company's products; (iii) the Company's ability to attract qualified sales representatives; (iv) competition, pricing and development difficulties; (v) the Company's ability to obtain the requisite state and local permits and licenses to conduct the contemplated businesses of Spirulinex, LLC,, Pure and Natural CBDs, LLC, if there are changes in laws, regulations, or government policies related to cannabis; and (vi) general industry and market conditions and growth rates and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. Information on GSRX Industries Inc.’s website does not constitute a part of this presentation.

The information provided in this presentation is not intended to and shall not be construed as an offer to sell or a solicitation of an offer to buy any securities of GSRX Industries Inc.. Offers to purchase our securities in a financing transaction, if and when made, will be made solely to a limited number of accredited investors in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended.

Corporate Overview

GSRX Industries Inc. is in the business of acquiring, developing and operating retail cannabis dispensaries, and is in the process of expanding its business to include the extraction, manufacturing and delivery of cannabis and cannabinoid products.

Currently, GSRX operates five cannabis dispensaries in California and Puerto Rico, and has seven additional locations in Puerto Rico, all of which are in various phases of development and construction.

The Company began expanding its California operations into the extraction and manufacturing businesses during the first half of 2018 through joint ventures in which it holds majority stakes. As of November 1, 2018, the Company's facility in San Francisco, California is under construction and its application for the requisite state and local permits to operate is under review.

KEY STOCK INFO:

as of 10/29/18

Stock Symbol	GSRX
Recent Price	$1.55
Market Cap	$67.41M
Shares Outstanding	44M *(approx.)*

Green Spirit Rx

the green ROOM Cannabis Wellness on the Mendocino Coast

SPIRULINEX™ HIGHLY SCIENTIFIC




DRAGONGLASS
FLAKE & BAKE





Experienced Management Team

Les Ball, CEO
GSRX
Previously served as CEO/President of Corral West Ranchwear, expanding to 140 locations in US; President at Montgomery Ward; 22 years at R.H. Macy, incl. President Macy's East, President Macy's Wholesale, President Macy's South, and Chairman/CEO of Macy's Midwest

Thomas Gingerich, CFO & Secretary
GSRX
35-years of accounting experience in public and private practice, specializing in tax compliance, structures, and tax planning. Former partner at Lain, Faulkner & Co., PC specializing in forensic accounting. Certified Public Accountant and member of the American Institute of Certified Public Accountants

Sarah Rodriguez, Chief Scientific Officer
Spirulinex
PhD UC Berkeley; lead scientist behind development of Spirulinex; extensive experience in strain development, metabolic engineering, metabolite analysis, bio-separation and fermentation engineering

Mark Young, Head Extractor
Spirulinex
Award-winning extractor (420 Hempcon 2016 – 1st Place Best Wax, Halloweed Hempcon 2016 – 1st Place/2nd Place Best Wax, 1st Place Best Booth); featured in *Dope Magazine*; considered an artist of extracting, Mark has a deeply scientific approach and methodology and is known to design his own equipment to attain unparalled quality

John Grainer
Director of Operations and Sales, Spirulinex
Mr. Grainer has over 25 years of corporate and Sr. level logistical, operational and marketing experience. While owning & operating one of California's most well known hospitality and logistics companies with several high profile clients Mr. Grainer worked and partnered with Red Bull of North America. The partnership helped to support of some the most high profile events in the world including but not limited to Moto GP, NASCAR, Coachella and the Grammys to name just a few. Additionally, Mr. Grainer served as Chairman and CEO of one of the most successful rare coin and bullion operations in the U.S. His knowledge and keen sense of timelines and costs makes him one of the most sought after operations and logistical executives in the U.S. today.

Board of Directors

Christian Briggs
Chairman of the Board
Mr. Christian Briggs co-founded Cinsay Inc. in 2007, which is engaged in the development of an interactive advertising, marketing and e-commerce video platform. From 2009 to 2016, Mr. Briggs served as Chairman of the Board of Directors and Chief Executive Officer Cinsay. While Chief Executive Officer, Mr. Briggs raised in excess of $130 million of institutional and venture capital funds to build out the online interactive video platform. In addition, Mr. Briggs was the leading intellectual property inventor, where he worked directly with the company's intellectual property team and its attorneys in both the United States and overseas.

Les Ball, CEO
Previously served as CEO/President of Corral West Ranchwear, expanding to 140 locations in US; President at Montgomery Ward; 22 years at R.H. Macy, incl. President Macy's East, President Macy's Wholesale, President Macy's South, and Chairman/CEO of Macy's Midwest

Dr. Harlan R. Ribnik, MD
Dr. Ribnik is a licensed anesthesiologist and pain management specialist actively practicing in Colorado, Wyoming and Idaho. He began private practice in Wyoming in 1989. Since 2005, he has limited his practice to pain management. In addition to his private practice, Dr. Ribnik is a clinical instructor at the University of Wyoming College of Human Medicine.

Steve Farkas
Assistant Dean and Director of the University of Wyoming College of Business since 2009, Mr. Farkas has been a dynamic and highly innovative senior operations executive throughout a career that, in addition to academia, has played out across various industries. Mr. Farkas has more than 15 years in the retail industry, most recently serving as COO for Corral West Ranchwear, Inc., the industry's largest specialty western wear company. Mr. Farkas has served as Strategic Advisor and Management Consultant to a long list of corporate clients, specializing in company turnarounds, start-ups, mergers & acquisitions and organic growth strategies.

Board of Advisors

Luis F. Toledo-Bayouth

A security specialist with more than 20 years' experience, Toledo-Bayouth began his career as a Special Agent for the U.S. Drug Enforcement Administration in Miami. He returned to Puerto Rico, where he was Director of Security & Loss Prevention for Olympic Mills Corporation before opening the Toledo Consulting Group, Inc., a private security firm he led for 15 years. He joined the Capitol Security Police, Inc. in 2015 as Director, developing and directing the Operational and Administration of its investigative division CS Intelligence. Since 2014, Toledo-Bayouth has served as President, Supervisory Committee, of TuCoop, a credit union based in Puerto Rico.

Juan Bauzá Salas

Salas studied government management and administration at Harvard University's John F. Kennedy School of Government, and served as Puerto Rico's Secretary of Agriculture from 1986 to 1990. He has been active in agricultural consulting in Puerto Rico for more than 40 years, advising a long list of international companies, including Libby, McNeill & Libby, Chiquita International and GH Technologies, AC. In addition to consulting, Salas served as General Director of Agriculture and Canneries for the Land Authority of Puerto Rico, and served as General Manager of Byoken, PR, Inc., a manufacture of eco-friendly soap products. He also served as COO/Director of STEM Group, Inc., in Vega Baja, Puerto Rico

Alexander Zhilenkov

Zhilenkov is a successful entrepreneur and businessman with significant investment experience in oil and gas throughout Western and Eastern Europe. He is an active investor in the real estate development market in Miami Beach, Florida.

Jeffrey B. Jump

Jump is a 39-year veteran of the international medical devices industry who guided Biosensors International from a single-product startup to a diversified international public medical device producer with $300 million in annual revenue.

GSRX Industries Inc – Operations in US

Through its subsidiaries, GSRX is a cannabis-focused company operation in California and Puerto Rico as follows:

California: Extraction & manufacturing* operations; dispensary and delivery operations. 1 dispensary currently operating. Binding LOI executed for 1 proposed location.

Puerto Rico: 4 dispensaries currently operating. 7 dispensary locations nearing completion. 5 additional locations being vetted. In additional, GSRX has wholesale transportation, retail home delivery and manufacturing approvals.

the green ROOM
Cannabis Wellness on the Mendocino Coast

Dispensary & Delivery License
Point Arena, CA

SPIRULINEX™

Extraction, Manufacturing & Processing
San Francisco, California





Green Spirit Rx

Dispensaries

Bayamón	*Under Construction*
Caguas	*Finalizing Location*
Carolina	*Open*
Condado	*Construction to begin soon*
Dorado	*Open*
Fajardo	*Construction Completed- Awaiting final permit*
Guaynabo	*Building under lease, construction to begin soon*
Hato Rey	*Open*
Isla Verde	*Under Construction*
Old San Juan	*Building under lease, construction to begin soon*
San Juan	*Open*

**The Bryant Facility is currently under construction and expected to be completed during the fourth quarter; however, there can be no assurance That construction will be completed during this timeframe.*

GSRX Company Highlights

- **$75 billion dollar** market opportunity by 2030 (Cowen & Co.)
- Experienced management team
- Plans for expansion into other medical and/or adult use markets through acquisitions/JVs with existing operations and experienced operators
- Building vertically integrated business; spanning extraction, processing and manufacturing, to retail dispensaries
- Plans to operate up to 10 dispensaries in Puerto Rico by first quarter 2019
- Intend to establish extraction and manufacturing facilities in Puerto Rico



Highlights

The cannabis market is already bigger than the major commodity markets, including coffee, iron, aluminum, and wheat. And, it's is on track to becoming bigger than gold. As demand continues to rise, GSRX is prepared to expand on its operations in key markets.



CANNABIS DWARFS OTHER MAJOR COMMODITY MARKETS
ANNUAL PRODUCTION VALUE (IN BILLIONS)
$200B
$180B
$160B
$140B
$120B
$100B
$80B
$60B
$40B
$20B
Gold
Cannabis
Corn
Iron
Wheat
Copper
Aluminum
Zinc
Coffee
Silver

Source: Statista, The World Gold Council, The Silver Institute, The United Nations, Casey Research

Current State of CBD

- According to *Hemp Business Journal*, 2017 sales for the U.S. hemp industry were $820 million overall, with sales of hemp-derived CBD products contributing $190 million to that total (Hemp Business Journal). In a study released earlier this month by MJBizDaily (MJBiz Daily Report), U.S. Hemp-driven CBD retail sales are projected to exceed $3 billion by 2022. In an article published in Rolling Stone last month, a new estimate from cannabis industry analysts the Brightfield Group indicates the overall hemp-CBD market could hit $22 billion by 2022 (Rolling Stone).

- The Brightfield Group projection is predicated on passage of the 2018 Farm Bill, which has the support of Senate Majority Leader Mitch McConnell and is awaiting congressional approval. The bill, which includes the Hemp Farming Act of 2018, will remove hemp's current designation as a controlled substance. The legality of hemp derived CBD is dependent on it's content – i.e trace amounts vs no trace.

- Despite legal uncertainty, sales of cannabis extract booming in Texas. Texas lawmakers approved a restrictive medical cannabis law in 2015, called the Compassionate Use Act, that allows dispensaries licensed by the Department of Public Safety to make and sell hemp derived CBD products that have greater percentages of active ingredients than the bulk of those now found at retail outlets.

- So is CBD legal? If we're talking about hemp-derived CBD, then the answer is yes. Now, the keyword here is "hemp-derived." Because CBD from hemp has no psychoactive effects, the purchase, sales, or possession of hemp CBD products are completely legal in all 50 States. Because hemp is sometimes confused with the marijuana plant, there is still some stigma towards hemp-derived CBD, but from a legal perspective, hemp-derived CBD is completely legal and enjoys the rights of any other legal product.

https://cbdorigin.com/is-cbd-legal/

Vertically-Integrated Business Model




DRAGONGLASS
FLAKE & BAKE
SUGAR FREE
GLUTEN FREE
ZERO CARBS
ALCOHOL FREE
FAT FREE
VEGAN
LOW GLYCEMIC IMPACT
SATIVA THC
7.5 mg THC per level spoon
100 mg CBD per jar
Every batch of Dragonglass THC is made with organic Spirulinex and terpene rich crumble or shatter from our integrated garden and extractions facilities. This ensures full control and quality assurance along every step of production. We believe in using highest quality dabs for our Dragonglass in order to give you the full terpene experience. Somewhere between Vaping and Edibles, Dragonglass is an approachable and fun experience for novice and expert users alike.
NON-INTOXICATING CBD
7.5 mg CBD per level spoon
200 mg CBD per jar
Scientifically dosed for consistency and replicable experiences Dragonglass, is changing the edible paradigm.
Compatible with most common dietary restrictions. Approachable easy to dose and euphoric. Fast acting and appealing to the health conscious customer
HOW DO I TAKE IT?
Place 1 level spoon under your tongue: 7.5mg CBD
NOW WHAT?
Dragonglass's oral absorption leads to a faster onset, usually between 7-20 minutes. A fusion of clarity and euphoria, you'll find yourself somewhere between vaping and eating. Enjoy responsibly!
PEAK TIME GUIDE
Dose - Peak - Redose
PAIRS WELL WITH
Giggle, eat, go out, feel good, converse, giggle again, enjoy a refreshing beverage or sprinkle it on your favorite food.





EXTRACTION & PROCESSING | MANUFACTURING | RETAIL | DELIVERY

California Opportunity

- California is the most populous state in the United States with a population of 39.3 million residents. California's $2.67 trillion economy is larger than any state.

- California sales have grown from $444 million in medical for 2013 to a projected $6.6 billion of combined medical and adult use for 2018.

- California's tourism has grown for seven straight years. 268 million tourists visited in 2017, spending approximately $126.3 billion dollars.

- Combined sales for California's medical dispensaries and delivery services were $259 million in December 2017, an 11 percent increase from November. From when reporting began in March 2017 to December, over $2.3 billion in retail activity has been recorded in California dispensaries and delivery services.





http://www.latimes.com/business/la-fi-ca-economic-impact-20170504-story.html
http://www.ppic.org/publication/californias-population/
http://us-state.wikia.com/wiki/California
http://www.breitbart.com/california/2017/10/31/california-bureaucrats-ready-for-jan-1-recreational-marijuana-tax-bonanza/

Manufacturing

SPIRULINEX™
HIGHLY SCIENTIFIC

- GSRX is the majority owner of Spirulinex, LLC, a manufacturing company in San Francisco that has developed a broad slate of cannabinoid ingestibles, both THC and CBD.
- Spirulinex's manufacturing headquarters is located on Bryant Street in San Francisco's Green Zone, which is currently under construction. We expect construction to be completed during the fourth quarter of 2018; however, there can be no assurance that construction will be completed as expected.
- Formulating products with proven benefits using first all-natural, highly concentrated and activated encapsulation and suspension on the market
- The world's first all natural dried activated THC and CBD powder in combination with superfood.
- Developed only dry-activated THC and CBD powder that is all natural, gluten free, vegan, alcohol free, fat free, sugar free without using synthetic lipids
- Spirulinex was formed December. 2017 with established track record in the California cannabis industry as well as in scientific research and development of protocols ensures proper methodology and consistent dosing
- Spirulinex water based formulization created and designed by Dr. Sara Rodriguez, a leading researcher with experience in strain development and metabolic engineering for terpene production, restructuring of carbon metabolic fluxes, cellular metabolic analysis, bio-separation, and fermentation engineering. She holds a PhD from the University of California at Berkeley.

https://www.nasdaq.com/press-release/spirulinex-charts-progress-for-cannabinoid-manufacturing-company-in-san-francisco-20180703-00235

DRAGONGLASS™ FLAKE & BAKE CANNABIS-INFUSED GET CREATIVE


DRAGONGLASS
100MG THC
PATENT PENDING


SPIRULINEX

Manufacturing: DragonGlass (patents pending)

SPIRULINEX™
HIGHLY SCIENTIFIC

- Developer of DragonGlass *(a.k.a Flake & Bake),* the Company's proprietary dried activated THC powder.
    - All natural, vegan and gluten free; made with organic Spirulina
    - Zero Calorie. Zero Alcohols. Zero Fat.
- This proprietary patent pending formula is the world's first all-natural dried activated THC powder in combination with superfood. Its water-based, all natural method of infusing cannabinoids is taking the industry to a whole new level.
- *"Your search for a low calorie, low glycemic impact ingestible without dietary restrictions ends here."*
- **Average Activation Time 5-15min**
    - 100mg of activated THC per jar!

DRAGONGLASS™ FLAKE & BAKE CANNABIS-INFUSED GET CREATIVE


15 MINUTE ACTIVATION
LEVEL SPOON = 7.5MG
DRAGONGLASS
100 MG THC
SUBLINGUAL & EDIBLE
Flake and Bake
THC
MADE BY SPIRULINEX

Extraction & Processing

Using state of the art equipment to produce non-volatile high-terpene extractions. Under a licensing and manufacturing agreement with the Betty Project, Spirulinex plans to process the extractions into a variety of premium products and concentrates, resulting in a more potent product than standard cannabis buds from the flower. Spirulinex plans to commence operations with the production of Live Rosin and Resin to create terpene-rich products for dabbing, topical and all Spirulinex applications, especially DragonGlass™.

the BETTY PROJECT



Processing enables the production of a wealth of products, including:


THC OIL
Cannabis Oils


Topical


CBDoil
Capsules


Shatter


Live Rosin


Vaporizer Cartridges


RSO

Manufacturing: CBD



One of the most important quality of CBD is its lack of psychoactive properties. Meaning, *it wont get you high.* **CBD** comes from marijuana or hemp and has dozens of medical properties from stopping seizures to relieving pain to reducing inflammation. When added to beauty products, it may produce a product with significant benefits.



CAPABILITIES & INGREDIENTS:

CBD: *Antioxidant, pain relief, arthritis, muscle aches, skin cancers, moles, warts, rashes, skin allergies, overall health of hair, skin, and nails, anti-aging*



ARNICA: Bruises, swelling, pain relief, arthritis, scars insect bites, headaches
CALENDULA: Anti-inflammatory, rashes, eczema, itchy skin, sun burn, varicose veins
CALIFORNIA POPPY: Stress relief, anti-anxiety, calming, tension relief OLIVE OIL: Anti-oxidant protection
SUNFLOWER OIL: Anti-inflammatory, eczema relief, redness/irritation relief, moisturizing, anti-aging
AVOCADO OIL: High in Vitamin E, collagen producing
BEESWAX: Forms a protective barrier on skin which helps hold in moisture, anti-bacterial, anti-inflammatory
SAGE OIL: Anti-aging, antifungal, antimicrobial, antispasmodic, antibacterial, spiritual purification
LAVENDER OIL: Relieves stress and anxiety, pain relief, eczema, sleep and meditation enhancer
CYPRESS OIL: Increases circulation, varicose veins, cellulite
RED CEDAR OIL: Insect repellent, antiseptic, sedative

GSRX + Pure and Natural CBDs

- GSRX plans to launch several retail stores under the name "Pure and Natural CBDs" in the United States *(anticipated to open first half of 2019)* which will be based in strategic locations in several key markets. Through these stores, GSRX plans to offer a broad range of health/wellness and all-natural, hemp derived CBD products, the healthy alternative to using cannabis CBDs.


SUGAR FREE
GLUTEN FREE
ZERO CARBS
ALCOHOL FREE
FAT FREE
VEGAN
LOW GLYCEMIC IMPACT


DRAGONGLASS
FLAKE & BAKE
MADE IN SF
#FLAKEANDBAKE
#GETCREATIVE
DISSOLVES IN YOUR MOUTH
Cannabis Infused Sublingual flakes, made from 100% plant based all natural foods!
DISCREET
HEALTHY
SCIENTIFICALLY DOSED
*Patent Pending


DRAGONGLASS
FLAKE & BAKE
100mg CBD

California Operations Flow Chart



GSRX Industries Inc.
51%
Spirulinex, LLC
Extraction, Manufacturing & Processing
SALES
SALES
CALIFORNIA
RETAIL DISPENSARIES

California Dispensary Operations

- Company plans to identify and acquire more dispensary operations with significant growth potential in key markets across California
- First dispensary acquired in Point Arena on April 1, 2018
- Adult use sales, which began Jan. 1, expected to drive market to $6.6B annually in 2018 *(beer sales were $5B in 2017 – Cowen & Co)*

the green ROOM Cannabis Wellness on the Mendocino Coast

Prime location in Point Arena serving Mendocino coast

https://www.instagram.com/greenroommendo/
https://www.thegreenroomcollective.org

https://www.nasdaq.com/press-release/the-green-room-cannabis-dispensary-more-than-doubles-sales-under-gsrxs-ownership-and-management-20180717-00706


138
OPEN
the green ROOM
Cannabis Wellness on the Mendocino Coast


the green ROOM


STOP

http://www.breitbart.com/california/2017/10/31/california-bureaucrats-ready-for-jan-1-recreational-marijuana-tax-bonanza/

The Coughy Shop – Desert Hot Springs, CA

64949 Mission Lakes Blvd #114, Desert Hot Springs, CA 92240

- GSRX executed a binding LOI to acquire the Coughy Shop, a licensed retail cannabis dispensary currently operating in DHS, CA. The company has commenced due diligence and anticipated completion during the fourth quarter, subject to closing conditions , including satisfactory completion of due diligence, entry into definitive agreements, requisite city and state approval and licenses, etc.

- Subject to customary closing conditions of the proposed transaction, we will have permits for growing/cultivating, retail, and on premise sales at Coachella music festival. In addition, we plan to file for delivery, extraction and manufacturing permits for this current location.

- Located in Riverside County with surrounding communities including Palm Springs, Palm Desert, Cathedral City, Rancho Mirage, Indio, and Coachella – home of one of the best-known music festivals in the US with 250,000 people in attendance.



The CoughyShop





EXIT

https://en.wikipedia.org/wiki/Riverside_County,_California

Puerto Rico Opportunity

- Puerto Rico has a population of **3.6 million** people and not only has the largest mall in the Caribbean (Plaza Las Americas), but is also currently one of the the only Caribbean islands where cannabis has been legalized for medicinal purposes.
- Anyone with medical-issued license from another state may purchase cannabis by filling out a legal form (same day turnaround).
- Puerto Rico's rate of tourism targeted nearly **10 million in 2016**, which may increase sales significantly with tourists who could purchase cannabis in the territory. Historically, tourism has contributed nearly **$4 billion** to Puerto Rico's economy, which is over **$101 billion GDP**.
- The average income is $20,078 per year, and the sale of medical cannabis has the potential to generate more significant revenue. The island has passed initiatives to incentivize the development of the industry.
- Puerto Rico's cannabis program is tailored to advance its manufacturing and tourism industries. Beyond providing economic incentives and tax exemptions/credits to hydroponic planting and cultivation, laboratory-based research and development, commercial scale manufacture and recycling, Puerto Rico's program services an estimated **50,000 resident patients (2018)** and up to **five million of annual tourists** *(estimated)* eligible to purchase cannabis with an out-of-state registration card**.**







http://www.worldometers.info/world-population/puerto-rico-population/
https://thefreshtoast.com/cannabis/how-puerto-ricos-medical-marijuana-market-is-making-a-comeback/
http://www.thecannabist.co/2016/08/23/puerto
https://hoban.law/blog/2017/2017-01/how-puerto-rico-became-legalized-marijuanas-boomtown
http://www.worldometers.info/world-population/puerto-rico-population/ https://weedmaps.com/dispensaries/in/puerto-rico
http://www.prnewswire.com/news-releases/puerto-rico-tourism-holds-steady-in-2016-300374507.html
https://aldia.microjuris.com/2018/04/25/expertos-de-la-industria-del-cannabis-presentan-recomendaciones-al-senado/

https://www.nasdaq.com/press-release/green-spirit-rx-opens-two-new-medicinal-cannabis-dispensaries-in-puerto-rico-20180611-00260

Early-Mover Advantage in Puerto Rico

- Economics could accelerate addition of adult use
- Reciprocating agreement with medical marijuana card holders from other states; an estimated 10 million tourists visited the island in 2016. The 2018/2019 cruising season is expected to witness a record-breaking 1.7 million passengers, which is expected to generate roughly $250 million in revenue for the Island.
- Some of the current dispensaries in Puerto Rico (not operated by GSRX) are estimated to be grossing $3-$5 million per location annually under medical approval. We estimate select dispensaries to have the potential sales of $5-$10 million annually when adult use is approved
- Anticipate opening up to 10 additional dispensaries in strategic locations on the island over the next 12 months. GSRX also plans to expand operations include extraction and manufacturing



(largest Marina in the Caribbean)

50% of tourists travel within a 5-mile radius of San Juan






b·well
Healing Center



Carolina

OPEN

Trujillo Bajo, Carolina 00987, Puerto Rico

- A high-density population over 175,000, Carolina is a tourist center for vacationers from all over the world.

- Carolina is a tourist center near Puerto Rico's international airport and home to top luxury hotels and casinos such as The Ritz Carlton, Intercontinental and El San Juan Hotel.


Comfort Inn
Le Consulat, an Ascend Collection hotel
San Juan Airport Hotel Puerto Rico
Hacienda Campo Rico
LOIZA
CAROLINA
SAN JUAN
Dreams Hotel Puerto Rico
Carolina
Trujillo Bajo






Green Spirit

Dorado

OPEN

Paseo del Plata Shopping Center, 696 Avenue José Efrón #3, Dorado, 00646, Puerto Rico

- One of the wealthiest communities in Puerto Rico a few miles west of San Juan with a population of near 40,000.
- A tourist favorite with three golf courses, and upscale, five-star hotels such as the Dorado Beach and Residences, A Ritz Carlton Reserve.





Dorado Beach, A Ritz-Carlton Reserve
Embassy Suites by Hilton Dorado del Mar...
Park
Balneario El Ojo del Buey
East Golf Course
DORADO DEL MAR
DORADO BEACH RESORT & CLUB
QUINTAS
LOS PASEOS DE DORADO
MARTORELL
Dorado
HIGUILLAR
SABANERA DORADO
SAN ANTONIO
VILLA SANTA
MONTE LINDO
VEGA ALTA
DORADO
TOA BAJA



Hato Rey

OPEN

508 Calle Teniente César Luis González, San Juan, 00918, Puerto Rico

- San Juan's most densely populated district located in close proximity to a large concentration of doctor's offices and medical practices.







San Juan

OPEN

509 Av. Andalucía, San Juan, 00920, Puerto Rico

- San Juan - the capital and largest city in Puerto Rico with nearly 400,000 residents.
- A major cruise destination, with 1.5 million cruise passengers arriving annually, and 10 million visiting Puerto Rico by air.
- GSRX San Juan dispensary is in the heart of a major tourist location with five star hotels, including the Dorado Beach Ritz Carleton, and the Ritz Carleton, San Juan.


Cataño
Bahía de San Juan
Laguna Los Corozos
Fort Buchanan
Av. Central Juanita
Calle Guayama
Calle Julio Andino
Calle de Diego



Caguas

LEASE SIGNED - PRE QUALIFICATION PENDING

Carr. #1 Km27.8 Caguas, PR

- One of the largest municipalities, with a population of close to 140,000
- Located in the largest valley in Puerto Rico, the "Valle de Caguas" (or "Valle del Turabo-Turabo Valley") which it shares with Gurabo and part of Aguas Buenas. It is located approximately 30 minutes from the coastline both on the east (Humacao) and the north (San Juan), and is divided from the Gurabo portion of the valley by the river of the same name.
- The town's economic activities include: diamond cutting, tobacco processing, and the manufacture of leather goods, glass and plastic products, electronic equipment, clothing and bedding.





http://welcome.topuertorico.org/city/caguas.shtml
https://en.wikipedia.org/wiki/Caguas,_Puerto_Rico

Fajardo

Completed- Awaiting final permit

Carr. 3, KM 44.1 Bo Quebrada, Fajardo, PR 00738


Green Spirit

- With its nearly 5000 square feet, it will be one of the largest dispensaries in Puerto Rico and the Caribbean.
- A population just shy of 40,000 and some of the finest places to stay, including Las Casitas and El Conquistador, both Waldorf Astoria resorts.
- Fajardo is a hub for boating and fishing and a launching port for nearby islands such the U.S. Virgin Islands and the British Virgin Islands.


Sueños Del Mar
Vacation Rentals
$130
Las Casitas Village, A
Waldorf Astoria Resort
$195
Fajardo Inn Resort
$120
Moonlight Bay Hostel
$60
987
194
195
3
Fajardo



Bayamon

UNDER CONSTRUCTION

15 Av. Lomas Verdes, Bayamón, 00956, Puerto Rico

- With a large population of 240,000, Bayamón is second only to San Juan in population.
- Bayamón has some of the best hotels, including the Hyatt Place Bayamón.


San Juan
Sabana
Dorado
Levittown
Toa Baja
Cataño
CONDADO
SANTURCE
Vega Alta
VEGA ALTA
DORADO
CATAÑO
BAYAMÓN
TOA BAJA
TOA ALTA
RÍO PIEDRAS
Bayamón
Guaynabo
Pájaros
COROZAL
Corozal
NARANJITO
GUAYNABO
CUPEY
Caimito





Isla Verde

UNDER CONSTRUCTION

1060 Av. Isla Verde, Carolina, Puerto Rico 00913

- The most popular beach vacation destination in all of Puerto Rico for both residents and tourists, luring both leisure and business vacationers.
- Voted number one best urban beach 2016 by USA Travel readers.



Isla Verde Beach
Balneario de Carolina
Aeropuerto Internacional Luis Muñoz Marín
LAS MARÍAS
OCEAN PARK
LA TORRE
CAMPAMENTO PIÑONES
SANTURCE
BUENOS AIRES
LAS PALMAS
BARRIO OBRERO
LAS CASAS
SAN JUAN CHATEAU
MARTIN PEÑA
ISRAEL
CAYO HUESO
HATO REY CENTRAL
HUYKE
FLORAL PARK
TRUMAN
ORIENTE
QUINTANA
BALDRICH
Hospital Auxilio Mutuo
UNIVERSIDAD
The Mall of San Juan
VILLA PRADES
University of Puerto Rico, Río Piedras Campus
DOS PINOS
VILLA GRANDE
SANTA BARBARA
GONZALEZ SEIJO
PARCELAS FALU
COUNTRY CLUB
CAMPO RICO
EL COMANDANTE
VILLA FONTANA
VALLE ARRIBA HEIGHTS
SABANA ABAJO
SABANA GARDENS
QUINTAS DE COUNTRY CLUB
COUNTRY CLUB EXTENSION
VISTAMAR
CASTELLANA GARDENS
VILLA VENECIA
VISTA MAR
MARINA OESTE
EXTENSION VISTA MAR
TORRES DE CAROLINA
LOS ANGELES
PARQUE ISLA VERDE
LAGUNA GARDENS
VILLAS DE LAGO MAR
ISLA VERDE
EL PALMAR
Laguna Los Corozos
CAROLINA
SAN JUAN
Park Ciudad Deportiva Roberto Clemente
Hacienda
Google



Condado

CONSTRUCTION TO BEGIN SOON

Ashford Ave. #1022, Units 5 and 6, San Juan 00907

- 2,300 SF dispensary located in Hotel District of San Juan; building is in front of Hotel Vanderbilt and Serafina Hotel.
- On Ashford Avenue, a main thoroughfare of Condado with business and residential buildings, including luxury high rises throughout the neighborhood
- Major tourist attraction; surrounded by beaches, restaurants, and nightclubs within 3 mile radius




GREEN SPIRIT
CONDADO



Guaynabo

BUILDING UNDER LEASE, CONSTRUCTION STARTED

Urbanización Muñoz Rivera, Calle Acuarela C-15 (local A), Guaynabo, Puerto Rico, 00969

- Guaynabo is known as "Capital del Deporte" (capital of the sport) with a population around 100,000. Guaynabo is located in the northern coast of the island, west of San Juan



Green
Spirit





Old San Juan

BUILDING UNDER LEASE, CONSTRUCTION TO BEGIN SOON

- Old San Juan "San Juan Antiguo", is one of the most popular cruise destinations in the Caribbean and the most visited place in Puerto Rico.
- Dispensary is next to the Governor's mansion and located in "Old San Juan", the tourist traffic is approximately 10M tourists a year
- What Paris is to Europe, Old San Juan is to the Caribbean. *Tourists* can enjoy a variety of interesting attractions, stay at elegant romantic hotels, shop at unique shops, play at San Juan Beaches, and savor exquisite cuisine. There's a great variety of hotels, from modern, world class luxury hotels, to small inns for every budget, right in the heart of Old San Juan, giving you access to everything within walking distance.


GREEN SPIRIT


GREEN
SPIRIT
OLD SAN JUAN


GREEN
SPIRIT

https://sanjuanpuertorico.com/old-san-juan/

US Cannabis Growth Rates


CALIFORNIA MARIJUANA SALES GROWTH
7.5B
6.75B
6B
5.25B
4.5B
3.75B
3B
2.25B
1.5B
750M
$444M MEDICAL
$576M MEDICAL
$814M MEDICAL
$1.8B MEDICAL
$2.2B MEDICAL
$6.6B PROJECTED MEDICAL AND RECREATIONAL
2013
2014
2015
2016
2017
2018


COLORADO MARIJUANA SALES GROWTH
2B
1.8B
1.6B
1.4B
1.2B
1B
800M
600M
400M
200M
$199M MEDICAL
$323M MEDICAL
$699M $313M REC $385M MEDICAL
$996M $587M REC $408M MEDICAL
$1.3B $875M REC $438M MEDICAL
$1.507B $1.1B REC $408M MEDICAL
$1.533B PROJECTED $1.2B REC $300M MEDICAL
2012
2013
2014
2015
2016
2017
2018


WASHINGTON MARIJUANA SALES GROWTH
2B
1.8B
1.6B
1.4B
1.2B
1B
800M
600M
400M
200M
$12.3M MEDICAL
$49M RECREATIONAL
$486M RECREATIONAL
$1.1B RECREATIONAL
$1.48B RECREATIONAL
$1.59B PROJECTED RECREATIONAL
2013
2014
2015
2016
2017
2018

Figure 3 Young Adult Alcohol Incidence on the Decline


Alcohol Past Month Incidence (Ages 18-25)
62.0%
61.0%
60.0%
59.0%
58.0%
57.0%
60.9%
60.9%
60.7%
61.5%
61.6%
61.2%
61.5%
61.6%
61.0%
60.5%
59.9%
59.6%
59.0%
57.8%
2002-2003
2003-2004
2004-2005
2005-2006
2006-2007
2007-2008
2008-2009
2009-2010
2010-2011
2011-2012
2012-2013
2013-2014
2014-2015
2015-2016

Source: NSDUH and Cowen and Company

Figure 4 As Cannabis Is on the Rise, Beer Continues to Fall


Lifetime Cannabis Use vs. Beer Per Capita Consumption
Lifetime Incidence Rate
45.0%
40.0%
35.0%
30.0%
25.0%
145
135
125
115
105
Per Capita Consumption (in gallons)
1979
1985
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
Cannabis
Beer

Note: NSDUH lifetime data is Ages 12+, NIAAA per capita consumption is Ages 14+
Source: NIAAA, NSDUH and Cowen and Company

https://www.colorado.gov/pacific/revenue/colorado-marijuana-sales-report
https://502data.com
https://mjbizdaily.com/chart-california-medical-marijuana-sales-skyrocket-132-since-2010/
https://www.colorado.gov/pacific/revenue/colorado-marijuana-sales-reports

Puerto Rico Cannabis Growth Rates


PUERTO RICO ESTIMATED CANNABIS SALES GROWTH
2018: 48k Medical cards x $15k/year
2019: 125k Medical cards x $15k/year
2B
1.8B
1.6B
1.4B
1.2B
1B
800M
600M
400M
200M
$500M
MEDICAL
2018
$1.8B
MEDICAL & ADULT
2019/2020

*Guesstimates

https://aldia.microjuris.com/2018/04/25/expertos-de-la-industria-del-cannabis-presentan-recomendaciones-al-senado/

Information sourced from third party and we cannot guarantee accuracy. Do not rely on this for investment decisions.

Industry Comps

Company Name	Ticker	Price Close	Market Cap	Revenue (ttm)	P/S (ttm)
Aphria Inc.	APHQF	12.39	$2.18B	$36.92M	59.04x
Aurora Cannabis Inc.	ACB	7.24	$9.07B	$18.07M	501.93x
Cannagrow Holdings Inc.	CGRW	1.01	$97.99M	$1.24M	79.02x
Canopy Growth Corporation	CGC	38.32	$8.76B	$77.95M	112.37x
Cronos Group Inc.	CRON	7.87	$1.37B	$4.1M	334.14x
Earth Science Tech Inc.	ETST	0.95	$33.95M	$450K	75.44x
GW Pharmaceuticals plc	GWPH	137.11	$3.92B	$10.44M	375.47x
MedMen Enterprises Inc *(CAD)*	MMEN	6.57	$2.9B	$8.4M	345.23x
Tilray Inc.	TLRY	103.50	$10.18B	$20.54M	495.61x
United Cannabis Corp.	CNAB	0.51	$39.28M	$360K	109.11x

Industry Average: 248.73x price to sales ratio

Sourced: 10/25/18 – MarketWatch.com

Total Revenues


GSRX 2018 QUARTERLY REVENUES
1.5M
1.35M
1.2M
1.05M
900k
750k
600k
450k
300k
150k
85-100%
GROWTH FROM
PRIOR QUARTER
$706,428
$353,430
$2,196
Q1
ACTUAL
Q2
ACTUAL
Q3
ACTUAL
Q4
FORECAST

Forecast:

- $369k Oct sales for 5 stores
- $450k Nov sales forecast...1 store added (Fajardo) for a total of 6.
- $500k Dec sales forecast....1 store added (Isla Verde) for a total of 7
- $500k 4th quarter forecasted sales of extraction and manufacturing oils, rosin, shatter, crumble and Dragon Glass THC and CBD products.

Puerto Rico Gross Margin %



GSRX PUERTO RICO GROSS MARGIN % 2018
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
62.61%
41.71%
43.79%
46-49%
Q1 2018 ACTUAL
Q2 2018 ACTUAL
Q3 2018 ACTUAL
Q4 2018 FORECAST

Q4 Gross margin based on the actual October gross margins of 4 stores.

California Gross Margin %


GSRX CALIFORNIA GROSS MARGIN %
59%
58%
57%
56%
55%
54%
53%
52%
51%
50%
53.42%
57.97%
56-58%
Q2 2018 ACTUAL
Q3 2018 ACTUAL
Q4 2018 FORECAST

Q4 Gross margin based on the actual October gross margin.

Operating Expenses


GSRX 2018 OPERATING EXPENSES
$10M
$9M
$8M
$7M
$6M
$5M
$4M
$3M
$2M
$1M
$8,510,033
$3,809,311
$2,198,056
Q1 ACTUAL
Q2 ACTUAL
Q3 ACTUAL

Loss Per Share


GSRX LOSS PER SHARE
.20¢
.18¢
.16¢
.14¢
.12¢
.10¢
.08¢
.06¢
.04¢
.02¢
.21¢
.08¢
.04¢
Q1 2018 ACTUAL
Q2 2018 ACTUAL
Q3 2018 ACTUAL

INVESTOR PRESENTATION
NOVERMBER 2018 UPDATE
OTCQB: GSRX

CORPORATE CONTACT:

Thomas Gingerich
Chief Financial Officer
Building No. 3, P. R. 696
Int. Jose Efron Ave. Dorado, PR, 00646

+1 (214) 808-8649
tom@greenspiritrx.com

GSRX – Puerto Rico
www.greenspiritrx.com

SPIRULINEX
www.spirulinex.com
Facebook.com/Spirulinex
Instagram @Spirulinex

The Green Room Dispensary
https://www.thegreenroomcollective.org
Instagram @GreenRoomMendo